UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 29, 2008

                               ESCALA GROUP, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


             Delaware                1-11988                22-2365834
             --------                -------                ----------
(State or other jurisdiction of    (Commission           (I.R.S. employer
 incorporation or organization)    file number)         identification no.)


                           5 Francis J. Clarke Circle
                                Bethel, CT 06801
                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (203) 702-8480
                                 --------------
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO SIGNIFICANT UNCERTAINTIES. THE COMPANY MAKES NO COMMITMENT TO REVISE OR UPDATE ANY FORWARD-LOOKING STATEMENTS IN ORDER TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE ANY STATEMENT IS MADE.


Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     (e) On August 29, 2008, the Board of Directors of Escala Group, Inc. (the "Company") approved the payment of bonuses to its executive officers for the year ended June 30, 2008. The following amounts were approved: Antonio Arenas, Executive Chairman, $250,000 in cash and 30,202 shares of restricted stock; Greg Roberts, President and Chief Executive Officer, $838,000 in cash and 49,522 shares of restricted stock; Thor Gjerdrum, Chief Financial Officer, $530,000 in cash and 35,579 shares of restricted stock; and Carol Meltzer, Chief Administrative Officer and General Counsel, $135,000 in cash and 38,864 shares of restricted stock.

     Of the cash portion of the bonuses, 90% is to be paid immediately and 10% is to be paid following completion of the Company's audit of its financial statements for the fiscal year ended June 30, 2008, with such adjustments as the Board may determine are required as a result of that audit.

     A portion of the bonus amount for Mr. Roberts was determined with reference to the formulas set forth in the Company's previously adopted bonus plans for its coin and trading divisions. All of the bonus payment for Mr. Gjerdrum was determined with reference to the formula set forth in the trading division bonus plan. These calculations were based on unaudited financial results of the Company for the year ended June 30, 2008 and accordingly are subject to change.

     The grant date of the restricted stock was August 29, 2008. The restricted stock is to vest one year following the grant date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 8, 2008

                                       ESCALA GROUP INC.


                                       By:/s/ Carol Meltzer
                                       --------------------
                                       Name:  Carol Meltzer
                                       Title: Executive Vice President and Chief
                                              Administrative Officer